                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 21, 2003
                                                         ---------------



                            PARK NATIONAL CORPORATION
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Ohio                        1-13006                  31-1179518
---------------              ----------------         ------------------
(State or other              (Commission File           (IRS Employer
jurisdiction of                  Number)              Identification No.)
incorporation)

          50 North Third Street, P.O. Box 3500, Newark, Ohio 43058-3500
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (740) 349-8451
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                       -----------------------------------
                         (Former name or former address,
                         if changed since last report.)


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Item 7. Financial Statements and Exhibits.

        (a) and (b)   Not applicable.

        (c)    Exhibits:

        The following exhibit is included pursuant to Item 12.

Results of Operations and Financial Condition:

       99 News Release issued by Park National Corporation on April 21, 2003

Item 9. Regulation FD Disclosure.

        This information, furnished under this Item 9. Regulation FD Disclosure, is also intended to be deemed provided under Item 12. Results of Operations and Financial Condition in accordance with SEC Release Nos. 33-8216; 34-47583.

        On April 21, 2003, Park National Corporation issued a news release announcing earnings for the quarter ended March 31, 2003 and the declaration of a second quarter dividend of $0.83 per share, payable June 10, 2003 to shareholders of record on May 23, 2003. A copy of this news release is included as Exhibit 99.



                  [Remainder of page intentionally left blank;
                          signature on following page.]





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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PARK NATIONAL CORPORATION


Dated: April 21, 2003                       By: /s/ John W. Kozak
                                               ---------------------------------
                                               John W. Kozak
                                               Chief Financial Officer









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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                              Dated April 21, 2003


                            Park National Corporation



Exhibit No.              Description
-----------              -----------
   99                    News Release issued by Park National Corporation
                         on April 21, 2003












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